                             CHASE SECURITIES, INC.

                                 DEAL: 004NEXT
                  Price/Yield Table: Tranche 2, Class A2(AAA2)


--------------------------------------------------------------------------------------------------
PRICING SPEED:           RUN         SETTLES      RULES FROM      COLLATERAL      TERM      COUPON
--------------      -----------      -------      ----------      ----------      ----      ------
  0.000 CPR         at Issuance     12/21/00        Script                         0.0      8.1981

--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------
  CLASS A2            ORIGINAL PAR      TYPE                COUPON                  PRICE
 ----------           ------------      ----             --------------           ---------
 Tranche 2            $429,151,265      SEQ              6,4960 (FIXED)           100.4951

--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                       PREPAYMENT RATE                  O CPR
                          DEFAULT RATE                  0 CPR
                PRICE IN 4/64THS STEPS                  +0 BP
--------------------------------------------------------------------------------

                               98-28+                   6.707
                               98-30+                   6.698
                               99-00+                   6.689
                               99-02+                   6.680
                               99-04+                   6.671

                               99-06+                   6.662
                               99-08+                   6.653
                               99-10+                   6.644
                               99-12+                   6.635
                               99-14+                   6.626

                               99-16+                   6.618
                               99-18+                   6.609
                               99-20+(P)                6.600
                               99-22+                   6.591
                               99-24+                   6.582

                               99-26+                   6.573
                               99-28+                   6.564
                               99-30+                   6.555
                              100-00+                   6.546
                              100-02+                   6.538

                              100-04+                   6.529
                              100-06+                   6.520
                              100-08+                   6.511
                              100-10+                   6.502
                              100-12+                   6.493
                -----------------------------------
                       AVERAGE LIFE:                    9.782
                       MOD DURATION:                    7.024
                       EXP. 1ST PAY:                  5/15/10
                      EXP. MATURITY:                 12/15/10
                      AL TSY SPREAD:                     1.41
--------------------------------------------------------------------------------

 Information herein has been obtained from sources believed to be reliable, but
    CSI does not warrant its completeness or accuracy. Prices, opinions, and estimates reflect CSI's judgment on the date hereof and are subject to change without notice. This document is not an offer or solicitation for the purchase or sale of any securities or financial instruments. Securities or financial instruments mentioned herein may not be suitable for all investors. CSI or an affiliate may have positions or act as a market maker in securities or financial instruments mentioned herein (or options with respect thereto) and may also act as advisor or lender to an issuer herein. Additional information is available upon request. CSI is a separately incorporated subsidiary of Chase Manhattan
     Corporation. copyright Chase Manhattan Corporation. Member NASD/SIPC.

SFW Software Copyright (c) 1989                   Neither WSA nor CSI represents
by WallStreet Analytics, Inc.                         that the above information
Tel: 650-845-6260.                                      is accurate or complete.

                             CHASE SECURITIES, INC.

                                  DEAL: PRINTED
                  Price/Yield Table: Tranche 2, Class A2 (AAA2)

----------------------------------------------------------------------------
PRICING SPEED:    RUN       SETTLES   RULES FROM   COLLATERAL  TERM   COUPON
----------------------------------------------------------------------------
0.000 CPR     at Issuance  12/21/00      Script                0.0    8.1981
----------------------------------------------------------------------------

----------------------------------------------------------------------------
   CLASS A2     ORIGINAL PAR     TYPE          COUPON           PRICE
----------------------------------------------------------------------------
  Tranche 2     $429,151,265     SEQ       6.4960 (FIXED)      100.8290
----------------------------------------------------------------------------

----------------------------------------------------------------------------
                 PREPAYMENT RATE                   0 CPR
                    DEFAULT RATE                   0 PSA
          PRICE IN 6/64THS STEPS                  +0 BP
----------------------------------------------------------------------------
                     99-22+                        6.591
                     99-25+                        6.577
                     99-28+                        6.564
                     99-31+                        6.551
                     100-02+                       6.538

                     100-05+                       6.524
                     100-08+                       6.511
                     100-11+                       6.498
                     100-14+                       6.485
                     100-17+                       6.471

                     100-20+                       6.458
                     100-23+                       6.445
                     100-26+(P)                    6.432
                     100-29+                       6.419
                     101-00+                       6.406

                     101-03+                       6.393
                     101-06+                       6.379
                     101-09+                       6.366
                     101-12+                       6.353
                     101-15+                       6.340

                     101-18+                       6.327
                     101-21+                       6.314
                     101-24+                       6.301
                     101-27+                       6.288
                     101-30+                       6.275
              ---------------------------------
                      AVERAGE LIFE:                9.782
                      MOD DURATION:                7.046
                      EXP. 1ST PAY:              5/15/10
                     EXP. MATURITY:             12/15/10
                     AL TSY SPREAD:                 1.35
----------------------------------------------------------------------------
                                 TREASURY CURVE
----------------------------------------------------------------------------
                 TSY       YIELD               TSY       YIELD
                 ---       -----               ---       -----
                 2 YR      5.246
                 5 YR      5.011              10 YR      5.085
----------------------------------------------------------------------------

 Information herein has been obtained from sources believed to be reliable, but
    CSI does not warrant its completeness or accuracy. Prices, opinions, and estimates reflect CSI's judgment on the date hereof and are subject to change without notice. This document is not an offer or solicitation for the purchase or sale of any securities or financial instruments. Securities or financial instruments mentioned herein may not be suitable for all investors. CSI or an affiliate may have positions or act as a market maker in securities or financial instruments mentioned herein (or options with respect thereto) and may also act as advisor or lender to an issuer herein. Additional information is available upon request. CSI is a separately incorporated subsidiary of Chase Manhattan
     Corporation. copyright Chase Manhattan Corporation. Member NASD/SIPC.

SFW Software Copyright (c) 1989                   Neither WSA nor CSI represents
by WallStreet Analytics, Inc.                         that the above information
Tel: 650-845-6260.                                      is accurate or complete.

                                   Page 1 of 1